SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 31, 2007

                            BASELINE OIL & GAS CORP.

             (Exact Name of Registrant as Specified in its Charter)


   Nevada                          333-116890                       30-0226902
   ------                          ----------                       ----------
  State of                         Commission                       IRS Employer
Incorporation                      File Number                      I.D.  Number


            11811 N. Freeway (I-45), Suite 200, Houston, Texas 77060
            --------------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (281) 445-5880


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

      On May 31, 2007, Baseline Oil & Gas Corp. ("we" or the "Company") entered into Extension Agreements (each, an "Extension Agreement") with the holders of the Company's 10% convertible promissory notes due May 2007, in the aggregate principal amount of $2.375 million (the "November 2005 Notes"). A form of Extension Agreement is filed as Exhibit 99.1 attached hereto.

      Capitalized terms used herein and not defined shall have the meanings ascribed them in the November 2005 Notes. The terms of the November 2005 Notes were previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 16, 2005, to which a copy of the form of the November 2005 Note was filed as an exhibit 99.1 thereto.

      Under the Extension Agreement, in exchange for us (i) increasing the interest payable on the outstanding principal under the November 2005 Notes from 10% to 12%, effective as of the date of the Extension Agreement and (ii) issuing to the note holders an aggregate of 380,000 shares of our common stock, the note holders agreed to extend the Maturity Date until the earlier of November 15, 2007 or the date of consummation by the Company of a Merger Transaction, as defined in the Extension Agreement. All other terms of the November 2005 Notes remain unchanged.

      The foregoing disclosure is intended merely as a summary of the material provisions of the Extension Agreement, which is incorporated by reference. For the complete terms of the Extension Agreement, reference should be made to
Exhibit 99.1 attached hereto.

Item 3.02 Unregistered Sale of Equity Securities.

      As part of the consideration for the Extension Agreement disclosed under
Item 1.01 above, we issued to the holders of the November 2005 Notes, an aggregate of 380,000 shares of our common stock, which shares were issued pursuant to exemptions from registration provided by Section 4(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.   Description

   99.1 Form of Extension Agreement, dated as of May 31, 2007, among the Company, and each of the holders of the November 2005 Notes.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2007

                                                     BASELINE OIL & GAS CORP.


                                                     By: /s/ Thomas Kaetzer
                                                         -----------------------
                                                         Thomas Kaetzer
                                                         Chief Executive Officer


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                                  Exhibit Index

Exhibit No.   Description

   99.1 Form of Extension Agreement, dated as of May 31, 2007, among the Company, and each of the holders of the November 2005 Notes.